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     JANUS GLOBAL VALUE FUND

     2001 ANNUAL REPORT

Table of Contents

          Portfolio Manager Commentary
            and Schedule of Investments ...............     1

          Statement of Assets and Liabilities .........     4

          Statement of Operations .....................     5

          Statement of Changes in Net Assets ..........     6

          Financial Highlights ........................     7

          Notes to Schedule of Investments ............     8

          Notes to Financial Statements ...............     9

          Explanation of Charts and Tables ............    13

          Report of Independent Accountants ...........    15

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If you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
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

Janus Global Value Fund

[PHOTO]
Jason Yee
portfolio manager

Since Janus Global Value Fund's launch at the end of June, the financial markets have been marked by extraordinary volatility, largely stemming from uncertain near-term prospects for global economies. Markets often react negatively to uncertainty, and the events of September 11 only served to exacerbate an already fragile situation. In the resulting financial market turmoil, virtually no geographies, industries or companies were spared, and Janus Global Value Fund declined 3.10% for the period ending October 31, 2001. Although I am never pleased with an absolute loss, these results significantly outperformed the 12.74% decline of the Fund's benchmark, the MSCI World Index.(1)

While many things in this world changed dramatically in recent months, including stock prices, one that has not changed appreciably is the intrinsic value of the Fund's holdings. Simply put, after careful review of the portfolio in the wake of the terrorist attacks, I do not believe any of our holdings suffered a permanent or irreversible impairment of value. What was a solid, profitable, well-managed business on September 10 remains so today. As such, I have continued to add to existing positions on an opportunistic basis. The decline in the equity markets also has allowed me to initiate a number of new positions. Exceptional businesses that I have followed over the years have finally retreated to attractive valuations, especially in the areas of media, consumer goods, aerospace and lodging. Worries about a global economic slowdown, coupled with concerns of the direct financial impact resulting from the attacks, have caused many stock prices to fall much more significantly than their intrinsic values. This has created substantial buying opportunities for patient investors.

No one can accurately predict how long the world economies will remain in recession or when they will start to recover. Bold predictions about the future economic environment are speculative endeavors at best. So you can be sure that my investment decisions are not based upon any futile prognostications but rather are guided by a few underlying principles that should help mitigate the risks of an uncertain future. First of all, the Fund consistently searches for companies that can continue to create value in many different economic environments. Secondly, the Fund strives to leave a margin of safety by making investments at significant discounts to what we believe is the company's intrinsic value. And finally, the valuation work in determining the intrinsic value of businesses attempts to capture a wide range of scenarios, encompassing both optimistic and pessimistic assumptions. These principles will hopefully allow the Fund to minimize some of the downside risk while still preserving the upside potential. While no investment is completely immune to the whims of the irrational markets in the short term, the market value of our holdings should approach their intrinsic value over time. So, no matter what happens on the macroeconomic front, I believe the Fund is very well-positioned to weather the current challenging environment of the global equity markets.

In summary, it remains very much business as usual: the value of the Fund's investments continues to be driven by their profits and cash flows rather than the short-term psychology of the equity markets, and my time is spent valuing these businesses on an individual basis, rather than worrying about or predicting short-term movements in stock prices. This investment discipline should help us navigate these decidedly uncertain times.

History teaches us that a time of crisis often presents great opportunity for investment, and I think that recent events will prove to be no exception. I remain committed to my value investment strategy, process and philosophy and will continue to search the globe for great businesses selling at significant discounts to their intrinsic values. I firmly believe that rigorous fundamental research coupled with disciplined valuation analysis will serve Janus Global Value Fund shareholders well over the long term.

Thank you for your continued investment in Janus Global Value Fund.

(1) Both returns include reinvested dividends and distributions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                    Janus Global Value Fund  October 31, 2001  1

Portfolio Profile
(% of Net Assets)                                               October 31, 2001
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Equities                                                                   86.5%
  Foreign                                                                  53.0%
    European                                                               40.2%
Top 10 Equities                                                            37.2%
Number of Stocks                                                              38
Cash and Cash Equivalents                                                  13.5%

Top 5 Industries
                                                                October 31, 2001
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Diversified Operations                                                      9.5%
Chemicals - Diversified                                                     6.8%
Reinsurance                                                                 4.7%
Home Decorating Products                                                    4.5%
Beverages - Wine and Spirits                                                4.0%

Top 10 Equity Holdings
                                                                October 31, 2001
--------------------------------------------------------------------------------
Berkshire Hathaway, Inc. - Class B                                          4.7%
Smiths Industries PLC                                                       4.1%
Bayer A.G.                                                                  4.0%
Pfeiffer Vacuum Technology A.G.                                             4.0%
BBA Group PLC                                                               3.9%
Granada PLC                                                                 3.9%
WPP Group PLC                                                               3.4%
Cadence Design Systems, Inc.                                                3.2%
Orbotech, Ltd.                                                              3.0%
Wolters Kluwer N.V.                                                         3.0%

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Value Fund and the Morgan Stanley Capital International World Index. Janus Global Value Fund is represented by a shaded area of blue. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 29, 2001 through October 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Global Value Fund ($9,690) as compared to the Morgan Stanley Capital International World Index ($8,726).

Cumulative Total Return
for the period ended October 31, 2001
Since 6/29/01*
(3.10)%

Janus Global Value Fund - $9,690

Morgan Stanley Capital International World Index - $8,726

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

Due to recent market volatility, certain funds may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. A fund's performance for very short time periods may not be indicative of future performance. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

MSCI World Index: A world index measuring market performance in 22 countries, including the US. It's weighted by both country and industry and is divided into 8 economic sectors and 38 industry groups. Managed by Morgan Stanley Capital International. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 86.5%
Advertising Services - 3.4%
       240,626  WPP Group PLC** ..............................  $      2,167,928

Aerospace and Defense - 2.6%
         6,078  Dassault Aviation S.A.** .....................         1,669,096

Automotive - Cars and Light Trucks - 1.5%
       217,000  Nissan Motor Company, Ltd.** .................           957,314

Beverages - Wine and Spirits - 4.0%
       187,638  Diageo PLC** .................................  $      1,873,350
        19,533  Louis Vuitton Moet Hennessy S.A.** ...........           689,106

                                                                       2,562,456

Brewery - 1.5%
       122,000  Kirin Brewery Company, Ltd.** ................           928,916

Building Products - Cement and Aggregate - 1.0%
        26,675  Cemex S.A. (ADR) .............................           613,525

See Notes to Schedule of Investments.

2  Janus Global Value Fund  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Casino Hotels - 1.8%
       155,495  Park Place Entertainment Corp.* ..............  $      1,113,344

Chemicals - Diversified - 6.8%
        42,890  Akzo Nobel N.V.** ............................         1,759,575
        86,989  Bayer A.G.** .................................         2,554,143

                                                                       4,313,718

Chemicals - Specialty - 1.9%
        23,740  Syngenta A.G. ................................         1,213,984

Computer Services - 2.8%
       107,165  Ceridian Corp.* ..............................         1,767,151

Cosmetics and Toiletries - 1.7%
        35,320  Gillette Co. .................................         1,098,099

Diversified Operations - 9.5%
       765,867  BBA Group PLC** ..............................         2,467,344
        73,075  Cendant Corp.* ...............................           947,052
       262,299  Smiths Industries PLC** ......................         2,601,588

                                                                       6,015,984

Electronic Components - 1.9%
         8,850  Samsung Electronics Company, Ltd. ............         1,185,695

Electronic Design Automation - 3.2%
        97,305  Cadence Design Systems, Inc.* ................         2,057,028

Electronic Measuring Instruments - 3.0%
        88,285  Orbotech, Ltd.* ..............................         1,903,425

Financial Guarantee Insurance - 1.0%
        11,770  MGIC Investment Corp. ........................           608,980

Home Decorating Products - 4.5%
        73,526  Hunter Douglas N.V.** ........................         1,672,113
        41,675  Newell Rubbermaid, Inc. ......................         1,151,897

                                                                       2,824,010

Hotels and Motels - 3.0%
       119,060  Hilton Hotels Corp. ..........................         1,019,154
        28,425  Marriott International, Inc. .................           890,555

                                                                       1,909,709

Machinery - Pumps - 4.0%
        87,279  Pfeiffer Vacuum Technology A.G.** ............         2,515,493

Medical - Drugs - 1.0%
        15,195  Pharmacia Corp. ..............................           615,701

Medical Products - 2.6%
        46,730  Becton, Dickinson and Co. ....................         1,672,934

Property and Casualty Insurance - 2.3%
       395,000  NIPPONKOA Insurance Company, Ltd.** ..........         1,484,416

Publishing - Periodicals - 3.0%
        89,822  Wolters Kluwer N.V.** ........................         1,886,577

Real Estate Investment Trusts - 2.4%
       230,020  Host Marriott Corp. ..........................         1,552,635

Reinsurance - 4.7%
         1,270  Berkshire Hathaway, Inc. - Class B* ..........         2,989,580

Retail - Restaurants - 1.1%
        26,930  McDonald's Corp. .............................           702,065

Retail - Toy Store - 1.1%
        36,770  Toys "R" Us, Inc.* ...........................  $        698,630

Rubber and Vinyl - 1.6%
        81,000  Tenma Corp.** ................................         1,038,266

Savings/Loan/Thrifts - 1.0%
        20,445  Washington Mutual, Inc. ......................           617,235

Semiconductor Equipment - 1.5%
        28,885  Novellus Systems, Inc.* ......................           954,072

Television - 3.9%
     1,292,668  Granada PLC** ................................         2,448,625

Toys - 1.2%
        39,985  Mattel, Inc. .................................           756,916
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Total Common Stock (cost $56,875,707) ........................        54,843,507
--------------------------------------------------------------------------------
Repurchase Agreement - 11.8%
$    7,500,000  ABN AMRO Bank N.V., 2.63%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $7,500,548
                  collateralized by $8,414,928 in
                  U.S. Government Agencies
                  0%-7.00%, 8/15/04-9/15/31
                  with a value of $7,650,010
                  (cost $7,500,000) ..........................         7,500,000
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Total Investments (total cost $64,375,707) - 98.3% ...........        62,343,507
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Cash, Receivables and Other Assets, net of Liabilities - 1.7%          1,081,495
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $     63,425,002
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Summary of Investments by Country, October 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
France                                              3.8%        $      2,358,202
Germany                                             8.1%               5,069,636
Israel                                              3.1%               1,903,425
Japan                                               7.1%               4,408,912
Mexico                                              1.0%                 613,525
Netherlands                                         8.5%               5,318,265
South Korea                                         1.9%               1,185,695
Switzerland                                         1.9%               1,213,984
United Kingdom                                     18.5%              11,558,835
United States++                                    46.1%              28,713,028
--------------------------------------------------------------------------------
Total                                             100.0%        $     62,343,507

++Includes Short-Term Securities (34.0% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2001

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/9/01               900,000    $    1,309,050    $        10,211
British Pound 5/10/02             1,850,000         2,662,335              3,515
Euro 11/9/01                      2,700,000         2,430,000             21,162
Euro 5/10/02                      4,400,000         3,933,688             29,392
Japanese Yen 5/10/02            255,000,000         2,105,541              7,134
--------------------------------------------------------------------------------
Total                                          $   12,440,614    $        71,414

See Notes to Schedule of Investments.

                                    Janus Global Value Fund  October 31, 2001  3

Statement of Assets and Liabilities

As of October 31, 2001
(all numbers in thousands
except net asset value per share)
--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $     64,376

Investments at value                                                $     62,344
  Cash                                                                       968
  Receivables:
    Investments sold                                                          55
    Fund shares sold                                                         133
    Dividends                                                                143
    Interest                                                                   1
  Forward currency contracts                                                  71
--------------------------------------------------------------------------------
Total Assets                                                              63,715
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to Advisor                                                            54
    Investments purchased                                                     29
    Fund shares repurchased                                                  123
    Advisory fees                                                             34
    Transfer agent fees and expenses                                           9
  Accrued expenses                                                            41
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Total Liabilities                                                            290
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Net Assets                                                          $     63,425
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                            6,549

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $       9.68
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See Notes to Financial Statements.

4  Janus Global Value Fund  October 31, 2001

Statement of Operations

For the period ended
October 31, 2001
(all numbers in thousands)(1)
--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $        237
  Dividends                                                                  180
  Foreign tax withheld                                                      (16)
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Total Investment Income                                                      401
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                              122
  Transfer agent fees and expenses                                            44
  Registration fees                                                           54
  Postage and mailing expenses                                                 9
  Custodian fees                                                              14
  Printing expenses                                                           12
  Audit fees                                                                  22
  Trustees' fees and expenses                                                  2
  Other expenses                                                               7
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Total Expenses                                                               286
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                      (5)
--------------------------------------------------------------------------------
Net Expenses                                                                 281
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                                 120
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from foreign
    currency transactions                                                     29
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     (1,962)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                   (1,933)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $    (1,813)
--------------------------------------------------------------------------------

(1) Fiscal period from June 29, 2001 (inception) to October 31, 2001.

See Notes to Financial Statements.

                                    Janus Global Value Fund  October 31, 2001  5

Statement of Changes in Net Assets

For the period ended October 31, 2001
(all numbers in thousands)(1)                                               2001
--------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $        120
  Net realized gain/(loss) from investment and
    foreign currency transactions                                             29
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                     (1,962)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          (1,813)
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                      --
  Net realized gain from investment transactions*                             --
--------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                 --
--------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                             88,987
  Reinvested dividends and distributions                                      --
  Shares repurchased                                                    (23,749)
--------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                   65,238
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                     63,425
Net Assets:
  Beginning of period                                                         --
--------------------------------------------------------------------------------
  End of period                                                     $     63,425
--------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $     65,238
  Accumulated net investment income/(loss)*                                  123
  Accumulated net realized gain/(loss) from investments*                      26
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                        (1,962)
--------------------------------------------------------------------------------
                                                                    $     63,425
--------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              9,010
  Reinvested distributions                                                    --
--------------------------------------------------------------------------------
Total                                                                      9,010
--------------------------------------------------------------------------------
  Shares repurchased                                                     (2,461)
Net Increase/(Decrease) in Fund Shares                                     6,549
Shares Outstanding, Beginning of Period                                       --
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          6,549
--------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                           $     56,876
  Proceeds from sales of securities                                           --
  Purchases of long-term U.S. government obligations                          --
  Proceeds from sales of long-term U.S. government obligations                --

(1) Fiscal period from June 29, 2001 (inception) to October 31, 2001. *See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

6  Janus Global Value Fund  October 31, 2001

Financial Highlights

For a share outstanding during the
period ended October 31                                                 2001(2)

--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $    10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                              .02
  Net gain/(loss) on securities (both realized and unrealized)            (.34)
--------------------------------------------------------------------------------
Total from Investment Operations                                          (.32)
--------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                    --
  Distributions (from capital gains)*                                        --
--------------------------------------------------------------------------------
Total Distributions                                                          --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $     9.68
--------------------------------------------------------------------------------
Total Return**                                                          (3.10)%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                             $   63,425
Average Net Assets for the Period (in thousands)                     $   54,832
Ratio of Gross Expenses to Average Net Assets***(1)                       1.52%
Ratio of Net Expenses to Average Net Assets***(1)                         1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***            0.64%
Portfolio Turnover Rate***                                                   0%

(1) See "Explanation of the Charts and Tables."
(2) Fiscal period from June 29, 2001 (inception) to October 31, 2001. *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                    Janus Global Value Fund  October 31, 2001  7

Notes to Schedule of Investments


 * Non-income-producing security
** A portion of this security has been segregated to cover segregation requirements on forward currency contracts.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

8  Janus Global Value Fund  October 31, 2001

Notes to Financial Statements


The following section describes the organization and significant accounting policies of the Fund and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Global Value Fund ("Fund") invests primarily in equity securities. The Fund is nondiversified.

Janus Global Value Fund began operations on June 29, 2001. Janus Capital Corporation ("Janus Capital") invested $10,000 of initial seed capital. Organization costs were borne by Janus Capital.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures adopted by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

                                    Janus Global Value Fund  October 31, 2001  9

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Fund may enter into "futures contracts" and "options" on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Fund's derivative instruments and related assets. The Fund has adopted this new standard and has determined that the impact on the Financial Statements is insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund has adopted this new Guide and has determined that the impact on the Financial Statements is insignificant.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

10  Janus Global Value Fund  October 31, 2001

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay for the period ended October 31, 2001. The Fund's management fee is equal to 0.65% of average daily net assets.

A special meeting of shareholders of Janus Investment Fund will be held on January 31, 2002 to consider and approve a new investment advisory agreement for the Fund. The new advisory agreement is the same in all material respects as the current advisory agreement. Contingent upon receipt of shareholder approval, the new advisory agreement will be effective upon the termination of Mr. Bailey's contractual right to select a majority of Janus Capital's board of directors, currently anticipated to be on or about March 28, 2002, and will continue in effect until July 1, 2002. Thereafter, the new advisory agreement will continue in effect from year to year so long as such continuance is approved at least annually by a majority of the Fund's independent Trustees.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund, plus $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended October 31, 2001, are noted below. Effective June 1, 2001, State Street Bank and Trust Company acquired the fund accounting system from DST.

DST Securities, Inc.                  Fund
    Commissions                     Expense
       Paid*                       Reduction*                      DST Fees
--------------------------------------------------------------------------------
       $933                           $700                          $6,201
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

                                   Janus Global Value Fund  October 31, 2001  11

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. A fund is required to make distributions of any income and gains realized in the prior fiscal year. If a fund has a net investment loss or realized losses in the current year, such distributions may be in excess of the fund's cumulative income and/or gains. However, a distribution in excess of net investment income or a distribution in excess of net realized gain is not a return of capital for tax purposes. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers. Permanent items identified in the period ended October 31, 2001, have been reclassified among the components of net assets as follows:

            Undistributed         Undistributed
            Net Investment         Net Realized          Paid-In
            Income/(Loss)          Gain/(Loss)           Capital
--------------------------------------------------------------------------------
               $2,603                $(2,603)               --
--------------------------------------------------------------------------------

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2001, are also noted below:

   Federal Tax          Unrealized           Unrealized               Net
      Cost             Appreciation        (Depreciation)       (Depreciation)
--------------------------------------------------------------------------------
   $64,375,707          $2,852,093          $(4,884,293)         $(2,032,200)
--------------------------------------------------------------------------------

12  Janus Global Value Fund  October 31, 2001

Explanation of Charts and Tables (unaudited)


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the year ended October 31, 2001. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                                   Janus Global Value Fund  October 31, 2001  13

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

14  Janus Global Value Fund  October 31, 2001

Report of Independent Accountants


To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global Value Fund (one of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the period June 29, 2001 (inception) through October 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 6, 2001

                                   Janus Global Value Fund  October 31, 2001  15

Notes


16  Janus Global Value Fund  October 31, 2001

Notes


                                   Janus Global Value Fund  October 31, 2001  17

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                            [LOGO] JANUS

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

Funds distributed by Janus Distributors, Inc. This material must be preceded or accompanied by a prospectus.
                                                                      GV64-12/01